THE LORD ABBETT FAMILY OF FUNDS*

Supplement dated December 1, 2014

to the

Prospectuses and Statements of Additional Information

Class A Share Front-End Sales Charge Waivers. The following sub-paragraph is added to the sub-section titled “Front-End Sales Charge Waivers.”

Purchases by employees of eligible institutions under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, maintaining individual custodial accounts held by a broker-dealer that has entered into a settlement agreement with a regulatory body, including the Financial Industry Regulatory Authority, regarding the availability of Class A shares for purchase without a front-end sales charge or CDSC;

*	This supplement does not apply to Lord Abbett Developing Growth Fund, Lord Abbett Equity Trust, Lord Abbett Municipal Income Fund, Lord Abbett Series Fund, and Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund.

Please retain this document for your future reference.